                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 14, 2002

                            Merrill Lynch & Co., Inc.
             (Exact name of Registrant as specified in its charter)

   Delaware                         1-7182                      13-2740599
--------------------------------------------------------------------------------
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

               4 World Financial Center, New York, New York 10080
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events
         ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83374) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $41,410,000 aggregate principal amount of 8% Callable STock Return Income DEbt Securities/SM/ due May 14, 2004, payable at maturity with Adobe Systems Incorporated common stock, under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                            EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                            Form of Merrill Lynch & Co.,
                            Inc.'s 8% Callable STock
                            Return Income DEbt
                            Securities/SM/ due May 14,
                            2004, payable at maturity
                            with Adobe Systems
                            Incorporated common stock.

         (5) & (23)         Opinion re: legality; consent of counsel.

                            Opinion of Sidley Austin
                            Brown & Wood LLP relating to
                            the 8% Callable STock Return
                            Income DEbt Securities/SM/ due
                            May 14, 2004, payable at
                            maturity with Adobe Systems
                            Incorporated common stock
                            (including consent for
                            inclusion of such opinion in
                            this report and in Merrill
                            Lynch & Co., Inc.'s
                            Registration Statement
                            relating to such Securities).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            MERRILL LYNCH & CO., INC.
                                            -------------------------
                                                    (Registrant)


                                            By:     /s/ John C. Stomber
                                               ---------------------------------
                                                       John C. Stomber
                                                    Senior Vice President
                                                             and
                                                          Treasurer

Date: May 14, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549














                            MERRILL LYNCH & CO., INC.












                          EXHIBITS TO CURRENT REPORT ON
                           FORM 8-K DATED MAY 14, 2002











                                                   Commission File Number 1-7182

                                  Exhibit Index

Exhibit No.        Description                                             Page
-----------        -----------                                             ----

(4) Instruments defining the rights of security holders, including indentures.

                   Form of Merrill Lynch & Co., Inc.'s 8%
                   Callable STock Return Income DEbt
                   Securities/SM/ due May 14, 2004, payable at maturity with Adobe Systems Incorporated common stock.

(5) & (23)         Opinion re: legality; consent of counsel.

                   Opinion of Sidley Austin Brown & Wood LLP relating to the 8% Callable STock Return Income DEbt Securities/SM/ due May 14, 2004, payable at maturity with Adobe Systems Incorporated common stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).